                                                                   Exhibit 23

                        AMOCO FABRICS AND FIBERS COMPANY

                               401(k) SAVINGS PLAN
                    _________________________________________

                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. 33-51475 of the Amoco Fabrics and Fibers Company 401(k) Savings Plan of our report dated June 12, 1995 appearing on page 3 of this Form 11-K.





   PRICE WATERHOUSE LLP

   Chicago, Illinois
   June 12, 1995